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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 23, 2002

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                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Ohio                            0-21026                  31-1364046
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(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER ITEMS.

         On October 23, 2002, Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the Company had obtained a two-year extension of its bank credit facility with GMAC Business Credit, LLC ("GMAC"). The press release, dated October 23, 2002, is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference. The Eighth Amendment to the Loan and Security Agreement, dated as of October 21, 2002, among the Company, Lifestyle Footwear, Inc., and GMAC, is included as Exhibit
10.1 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.                       Description

                10.1 Eighth Amendment to Loan and Security Agreement, dated as of October 21, 2002, among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., and GMAC Business Credit, LLC.

                 99 Press Release, dated October 23, 2002, entitled "Rocky Shoes & Boots, Inc. Announces New Credit Facility."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ROCKY SHOES & BOOTS, INC.



Date:  October 24, 2002              By:    /s/ James E. McDonald
                                        ----------------------------------------
                                        James E. McDonald, Vice President and
                                        Chief Financial Officer








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                                  EXHIBIT INDEX


           Exhibit No.                        Description

              10.1 Eighth Amendment to Loan and Security Agreement, dated as of October 21, 2002, among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., and GMAC Business Credit, LLC.

               99 Press Release, dated October 23, 2002, entitled "Rocky Shoes & Boots, Inc. Announces New Credit Facility."